October 19, 2012

Oppenheimer Transition 2030 Fund

6803 South Tucson Way

Centennial, Colorado 80112

and

Oppenheimer Portfolio Series: Active Allocation Fund

6803 South Tuscan Way

Centennial, Colorado 80112

Ladies and Gentlemen:

This opinion is being furnished to you in connection with the reorganization (the “Reorganization”) of Oppenheimer Transition 2030 Fund (the “Target Fund”), a Massachusetts business trust, into Oppenheimer Portfolio Series: Active Allocation Fund (the “Acquiring Fund”), a series of Oppenheimer Portfolio Series (the “Trust”), a Massachusetts business trust, pursuant to the Agreement and Plan of Reorganization (the “Agreement”) dated as of September 14, 2012, by and between the Target Fund and the Trust on behalf of the Acquiring Fund.

In the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund voting shares and the assumption by the Acquiring Fund of all Target Fund liabilities. The Target Fund will distribute the Acquiring Fund shares received in the Reorganization pro rata to its shareholders in exchange for their Target Fund shares and will liquidate pursuant to the Agreement.

All capitalized terms used in this opinion and not defined herein have the respective meanings assigned to them in the Agreement and the Combined Prospectus and Proxy Statement included in the registration statement on Form N‑14, Registration No. 333-121449 filed by the Acquiring Fund with the Securities and Exchange Commission on June 22, 2012, as amended or supplemented (the “Proxy Statement”).

For purposes of the opinion set forth below, we have reviewed and relied upon (i) the Agreement, (ii) the Proxy Statement, and (iii) such other documents, records, and instruments as we have deemed necessary or appropriate as a basis for our opinion. In addition, in rendering our opinion we have relied upon certain statements and representations, which we have neither investigated nor verified, made by the Target Fund and the Trust on behalf of the Acquiring Fund (the “Certified Representations”), including, inter alia, that:

(a)	there is no plan or intention by the Acquiring Fund or any person related to the Acquiring Fund (as defined in Treasury Regulations § 1.368‑1(e)(4)), or any partnership in which the Acquiring Fund or any such related person is a partner, to acquire or redeem any of the Acquiring Fund shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of the Acquiring Fund’s business as an open‑end investment company, pursuant to section 22(e) of the Investment Company Act of 1940;
(b)	the fair market value of the Acquiring Fund shares received by each shareholder of the Target Fund will be approximately equal to the fair market value of the Target Fund shares exchanged therefor;
(c)	each of the Target Fund and the Acquiring Fund has elected to be taxed as, and for all of its taxable years has qualified as, a regulated investment company, as defined in section 851 of the Internal Revenue Code of 1986, as amended (the “Code”); and
(d)	the Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the Target Fund immediately prior to the Reorganization, taking into account the assets specified in the Certified Representations.

We also have obtained such additional information and representations as we have deemed relevant and necessary through consultation with the officers and directors of the Target Fund and the Trust, as well as with other professionals engaged by them. We have assumed, with your consent, that all documents reviewed by us are originals or photocopies that faithfully reproduce the originals thereof, that all such documents have been or will be duly executed to the extent required, that all representations and statements set forth in such documents are true, correct, complete, and not breached, that no actions that are inconsistent with such representations and statements will be taken, and that all obligations imposed by any such documents on the parties thereto have been or will be performed or satisfied in accordance with their terms (without amendment or waiver of any provisions or conditions thereof). We have further assumed that all representations made in the Certified Representations “to the best knowledge of” any person will be true, correct, and complete as if made without such qualification.

Based upon the foregoing, and subject to the qualifications set forth below, it is our opinion that, for U.S. federal income tax purposes:

(a)	the transfer by the Target Fund of all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund voting shares and the assumption by the Acquiring Fund of all Target Fund liabilities, the distribution of the Acquiring Fund shares received by the Target Fund pro rata to its shareholders in exchange for their Target Fund shares, and the subsequent liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of section 368 of the Code;
(b)	the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of section 368(b) of the Code;
(c)	under section 354 of the Code, the Target Fund shareholders will not recognize any gain or loss on the exchange of their Target Fund shares for Acquiring Fund shares in the Reorganization;
(d)	under sections 361 and 357 of the Code, the Target Fund will not recognize any gain or loss by reason of the transfer of all of its assets in exchange for Acquiring Fund shares and the assumption of all of its liabilities by the Acquiring Fund in the Reorganization, or upon the distribution to its shareholders of Acquiring Fund shares in the Reorganization;
(e)	under section 1032 of the Code, the Acquiring Fund will not recognize any gain or loss on the receipt of all of the assets of the Target Fund in exchange for Acquiring Fund shares and the assumption of all Target Fund liabilities in the Reorganization;
(f)	under section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Target Fund in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;
(g)	under section 1223 of the Code, the holding period of each shareholder of the Target Fund in the Acquiring Fund shares received in the Reorganization will include the period during which such shareholder held the Target Fund shares exchanged therefor, if such Target Fund shares were held as capital assets at the time of the Reorganization;
(h)	under section 362(b) of the Code, the Acquiring Fund’s adjusted tax bases in the assets received from the Target Fund in the Reorganization will be the same as the adjusted tax bases of such assets in the hands of the Target Fund immediately prior to the Reorganization; and
(i)	under section 1223 of the Code, the Acquiring Fund’s holding periods in the assets received from the Target Fund in the Reorganization will include the holding periods of such assets in the hands of the Target Fund immediately prior to the Reorganization.

This opinion does not address the tax consequences arising from contracts or securities on which gain or loss is recognized solely as a result of the close of the taxable year of the Target Fund due to the Reorganization. Our opinion, which is not binding on the Internal Revenue Service (the “Service”) or the courts, is based upon existing statutory, regulatory, administrative and judicial authority, any of which may be changed at any time with retroactive effect to the detriment of the Acquiring Fund, the Target Fund, and/or their shareholders. We do not undertake to advise you as to any changes after the date of this opinion in the above‑referenced authorities that may affect our opinion unless we are specifically requested to do so. As noted above, our opinion is based solely on the documents that we have examined, the assumptions we have made, the additional information that we have obtained, and the representations that have been made to us. Our opinion cannot be relied upon if any of the facts contained in such documents, such additional information, or any of our assumptions or the representations made to us is, or later becomes, inaccurate. Finally, our opinion is limited to the tax matters specifically stated above, and we have not been asked to address, nor have we addressed, any other matters relating to the Reorganization, the Acquiring Fund, the Target Fund, or any investment in or by the Acquiring Fund or the Target Fund.

No ruling or advisory opinion has been or will be sought from the Service or any other taxing authority as to any of the matters discussed herein. The opinions expressed herein are not binding on the Service, any other taxing authority or any court, and there can be no assurance that the Service, any other taxing authority or a court of competent jurisdiction will not disagree with such opinions

This opinion is intended for the exclusive use of the Target Fund and the Acquiring Fund. This opinion may not be circulated or relied upon by any other person or entity or for any other purpose without our prior consent.

Very truly yours,

/s/Kramer Levin Naftalis & Frankel LLP
Kramer Levin Naftalis & Frankel LLP

October 5, 2012

Oppenheimer Transition 2040 Fund

6803 South Tucson Way

Centennial, Colorado 80112

and

Oppenheimer Portfolio Series: Active Allocation Fund

6803 South Tuscan Way

Centennial, Colorado 80112

Ladies and Gentlemen:

This opinion is being furnished to you in connection with the reorganization (the “Reorganization”) of Oppenheimer Transition 2040 Fund (the “Target Fund”), a Massachusetts business trust, into Oppenheimer Portfolio Series: Active Allocation Fund (the “Acquiring Fund”), a series of Oppenheimer Portfolio Series (the “Trust”), a Massachusetts business trust, pursuant to the Agreement and Plan of Reorganization (the “Agreement”) dated as of September 14, 2012, by and between the Target Fund and the Trust on behalf of the Acquiring Fund.

In the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund voting shares and the assumption by the Acquiring Fund of all Target Fund liabilities. The Target Fund will distribute the Acquiring Fund shares received in the Reorganization pro rata to its shareholders in exchange for their Target Fund shares and will liquidate pursuant to the Agreement.

All capitalized terms used in this opinion and not defined herein have the respective meanings assigned to them in the Agreement and the Combined Prospectus and Proxy Statement included in the registration statement on Form N‑14, Registration No. 333-121449 filed by the Acquiring Fund with the Securities and Exchange Commission on June 22, 2012, as amended or supplemented (the “Proxy Statement”).

For purposes of the opinion set forth below, we have reviewed and relied upon (i) the Agreement, (ii) the Proxy Statement, and (iii) such other documents, records, and instruments as we have deemed necessary or appropriate as a basis for our opinion. In addition, in rendering our opinion we have relied upon certain statements and representations, which we have neither investigated nor verified, made by the Target Fund and the Trust on behalf of the Acquiring Fund (the “Certified Representations”), including, inter alia, that:

(a)	there is no plan or intention by the Acquiring Fund or any person related to the Acquiring Fund (as defined in Treasury Regulations § 1.368‑1(e)(4)), or any partnership in which the Acquiring Fund or any such related person is a partner, to acquire or redeem any of the Acquiring Fund shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of the Acquiring Fund’s business as an open‑end investment company, pursuant to section 22(e) of the Investment Company Act of 1940;
(b)	the fair market value of the Acquiring Fund shares received by each shareholder of the Target Fund will be approximately equal to the fair market value of the Target Fund shares exchanged therefor;
(c)	each of the Target Fund and the Acquiring Fund has elected to be taxed as, and for all of its taxable years has qualified as, a regulated investment company, as defined in section 851 of the Internal Revenue Code of 1986, as amended (the “Code”); and
(d)	the Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the Target Fund immediately prior to the Reorganization, taking into account the assets specified in the Certified Representations.

We also have obtained such additional information and representations as we have deemed relevant and necessary through consultation with the officers and directors of the Target Fund and the Trust, as well as with other professionals engaged by them. We have assumed, with your consent, that all documents reviewed by us are originals or photocopies that faithfully reproduce the originals thereof, that all such documents have been or will be duly executed to the extent required, that all representations and statements set forth in such documents are true, correct, complete, and not breached, that no actions that are inconsistent with such representations and statements will be taken, and that all obligations imposed by any such documents on the parties thereto have been or will be performed or satisfied in accordance with their terms (without amendment or waiver of any provisions or conditions thereof). We have further assumed that all representations made in the Certified Representations “to the best knowledge of” any person will be true, correct, and complete as if made without such qualification.

Based upon the foregoing, and subject to the qualifications set forth below, it is our opinion that, for U.S. federal income tax purposes:

(a)	the transfer by the Target Fund of all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund voting shares and the assumption by the Acquiring Fund of all Target Fund liabilities, the distribution of the Acquiring Fund shares received by the Target Fund pro rata to its shareholders in exchange for their Target Fund shares, and the subsequent liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of section 368 of the Code;
(b)	the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of section 368(b) of the Code;
(c)	under section 354 of the Code, the Target Fund shareholders will not recognize any gain or loss on the exchange of their Target Fund shares for Acquiring Fund shares in the Reorganization;
(d)	under sections 361 and 357 of the Code, the Target Fund will not recognize any gain or loss by reason of the transfer of all of its assets in exchange for Acquiring Fund shares and the assumption of all of its liabilities by the Acquiring Fund in the Reorganization, or upon the distribution to its shareholders of Acquiring Fund shares in the Reorganization;
(e)	under section 1032 of the Code, the Acquiring Fund will not recognize any gain or loss on the receipt of all of the assets of the Target Fund in exchange for Acquiring Fund shares and the assumption of all Target Fund liabilities in the Reorganization;
(f)	under section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Target Fund in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;
(g)	under section 1223 of the Code, the holding period of each shareholder of the Target Fund in the Acquiring Fund shares received in the Reorganization will include the period during which such shareholder held the Target Fund shares exchanged therefor, if such Target Fund shares were held as capital assets at the time of the Reorganization;
(h)	under section 362(b) of the Code, the Acquiring Fund’s adjusted tax bases in the assets received from the Target Fund in the Reorganization will be the same as the adjusted tax bases of such assets in the hands of the Target Fund immediately prior to the Reorganization; and
(i)	under section 1223 of the Code, the Acquiring Fund’s holding periods in the assets received from the Target Fund in the Reorganization will include the holding periods of such assets in the hands of the Target Fund immediately prior to the Reorganization.

This opinion does not address the tax consequences arising from contracts or securities on which gain or loss is recognized solely as a result of the close of the taxable year of the Target Fund due to the Reorganization. Our opinion, which is not binding on the Internal Revenue Service (the “Service”) or the courts, is based upon existing statutory, regulatory, administrative and judicial authority, any of which may be changed at any time with retroactive effect to the detriment of the Acquiring Fund, the Target Fund, and/or their shareholders. We do not undertake to advise you as to any changes after the date of this opinion in the above‑referenced authorities that may affect our opinion unless we are specifically requested to do so. As noted above, our opinion is based solely on the documents that we have examined, the assumptions we have made, the additional information that we have obtained, and the representations that have been made to us. Our opinion cannot be relied upon if any of the facts contained in such documents, such additional information, or any of our assumptions or the representations made to us is, or later becomes, inaccurate. Finally, our opinion is limited to the tax matters specifically stated above, and we have not been asked to address, nor have we addressed, any other matters relating to the Reorganization, the Acquiring Fund, the Target Fund, or any investment in or by the Acquiring Fund or the Target Fund.

No ruling or advisory opinion has been or will be sought from the Service or any other taxing authority as to any of the matters discussed herein. The opinions expressed herein are not binding on the Service, any other taxing authority or any court, and there can be no assurance that the Service, any other taxing authority or a court of competent jurisdiction will not disagree with such opinions

This opinion is intended for the exclusive use of the Target Fund and the Acquiring Fund. This opinion may not be circulated or relied upon by any other person or entity or for any other purpose without our prior consent.

Very truly yours,

/s/Kramer Levin Naftalis & Frankel LLP
Kramer Levin Naftalis & Frankel LLP

November 2, 2012

Oppenheimer Transition 2050 Fund

6803 South Tucson Way

Centennial, Colorado 80112

and

Oppenheimer Portfolio Series: Active Allocation Fund

6803 South Tuscan Way

Centennial, Colorado 80112

Ladies and Gentlemen:

This opinion is being furnished to you in connection with the reorganization (the “Reorganization”) of Oppenheimer Transition 2050 Fund (the “Target Fund”), a Massachusetts business trust, into Oppenheimer Portfolio Series: Active Allocation Fund (the “Acquiring Fund”), a series of Oppenheimer Portfolio Series (the “Trust”), a Massachusetts business trust, pursuant to the Agreement and Plan of Reorganization (the “Agreement”) dated as of September 14, 2012, by and between the Target Fund and the Trust on behalf of the Acquiring Fund.

In the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund voting shares and the assumption by the Acquiring Fund of all Target Fund liabilities. The Target Fund will distribute the Acquiring Fund shares received in the Reorganization pro rata to its shareholders in exchange for their Target Fund shares and will liquidate pursuant to the Agreement.

All capitalized terms used in this opinion and not defined herein have the respective meanings assigned to them in the Agreement and the Combined Prospectus and Proxy Statement included in the registration statement on Form N‑14, Registration No. 333-121449 filed by the Acquiring Fund with the Securities and Exchange Commission on June 22, 2012, as amended or supplemented (the “Proxy Statement”).

For purposes of the opinion set forth below, we have reviewed and relied upon (i) the Agreement, (ii) the Proxy Statement, and (iii) such other documents, records, and instruments as we have deemed necessary or appropriate as a basis for our opinion. In addition, in rendering our opinion we have relied upon certain statements and representations, which we have neither investigated nor verified, made by the Target Fund and the Trust on behalf of the Acquiring Fund (the “Certified Representations”), including, inter alia, that:

(a)	there is no plan or intention by the Acquiring Fund or any person related to the Acquiring Fund (as defined in Treasury Regulations § 1.368‑1(e)(4)), or any partnership in which the Acquiring Fund or any such related person is a partner, to acquire or redeem any of the Acquiring Fund shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of the Acquiring Fund’s business as an open‑end investment company, pursuant to section 22(e) of the Investment Company Act of 1940;
(b)	the fair market value of the Acquiring Fund shares received by each shareholder of the Target Fund will be approximately equal to the fair market value of the Target Fund shares exchanged therefor;
(c)	each of the Target Fund and the Acquiring Fund has elected to be taxed as, and for all of its taxable years has qualified as, a regulated investment company, as defined in section 851 of the Internal Revenue Code of 1986, as amended (the “Code”); and
(d)	the Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the Target Fund immediately prior to the Reorganization, taking into account the assets specified in the Certified Representations.

We also have obtained such additional information and representations as we have deemed relevant and necessary through consultation with the officers and directors of the Target Fund and the Trust, as well as with other professionals engaged by them. We have assumed, with your consent, that all documents reviewed by us are originals or photocopies that faithfully reproduce the originals thereof, that all such documents have been or will be duly executed to the extent required, that all representations and statements set forth in such documents are true, correct, complete, and not breached, that no actions that are inconsistent with such representations and statements will be taken, and that all obligations imposed by any such documents on the parties thereto have been or will be performed or satisfied in accordance with their terms (without amendment or waiver of any provisions or conditions thereof). We have further assumed that all representations made in the Certified Representations “to the best knowledge of” any person will be true, correct, and complete as if made without such qualification.

Based upon the foregoing, and subject to the qualifications set forth below, it is our opinion that, for U.S. federal income tax purposes:

(a)	the transfer by the Target Fund of all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund voting shares and the assumption by the Acquiring Fund of all Target Fund liabilities, the distribution of the Acquiring Fund shares received by the Target Fund pro rata to its shareholders in exchange for their Target Fund shares, and the subsequent liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of section 368 of the Code;
(b)	the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of section 368(b) of the Code;
(c)	under section 354 of the Code, the Target Fund shareholders will not recognize any gain or loss on the exchange of their Target Fund shares for Acquiring Fund shares in the Reorganization;
(d)	under sections 361 and 357 of the Code, the Target Fund will not recognize any gain or loss by reason of the transfer of all of its assets in exchange for Acquiring Fund shares and the assumption of all of its liabilities by the Acquiring Fund in the Reorganization, or upon the distribution to its shareholders of Acquiring Fund shares in the Reorganization;
(e)	under section 1032 of the Code, the Acquiring Fund will not recognize any gain or loss on the receipt of all of the assets of the Target Fund in exchange for Acquiring Fund shares and the assumption of all Target Fund liabilities in the Reorganization;
(f)	under section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Target Fund in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;
(g)	under section 1223 of the Code, the holding period of each shareholder of the Target Fund in the Acquiring Fund shares received in the Reorganization will include the period during which such shareholder held the Target Fund shares exchanged therefor, if such Target Fund shares were held as capital assets at the time of the Reorganization;
(h)	under section 362(b) of the Code, the Acquiring Fund’s adjusted tax bases in the assets received from the Target Fund in the Reorganization will be the same as the adjusted tax bases of such assets in the hands of the Target Fund immediately prior to the Reorganization; and
(i)	under section 1223 of the Code, the Acquiring Fund’s holding periods in the assets received from the Target Fund in the Reorganization will include the holding periods of such assets in the hands of the Target Fund immediately prior to the Reorganization.

This opinion does not address the tax consequences arising from contracts or securities on which gain or loss is recognized solely as a result of the close of the taxable year of the Target Fund due to the Reorganization. Our opinion, which is not binding on the Internal Revenue Service (the “Service”) or the courts, is based upon existing statutory, regulatory, administrative and judicial authority, any of which may be changed at any time with retroactive effect to the detriment of the Acquiring Fund, the Target Fund, and/or their shareholders. We do not undertake to advise you as to any changes after the date of this opinion in the above‑referenced authorities that may affect our opinion unless we are specifically requested to do so. As noted above, our opinion is based solely on the documents that we have examined, the assumptions we have made, the additional information that we have obtained, and the representations that have been made to us. Our opinion cannot be relied upon if any of the facts contained in such documents, such additional information, or any of our assumptions or the representations made to us is, or later becomes, inaccurate. Finally, our opinion is limited to the tax matters specifically stated above, and we have not been asked to address, nor have we addressed, any other matters relating to the Reorganization, the Acquiring Fund, the Target Fund, or any investment in or by the Acquiring Fund or the Target Fund.

No ruling or advisory opinion has been or will be sought from the Service or any other taxing authority as to any of the matters discussed herein. The opinions expressed herein are not binding on the Service, any other taxing authority or any court, and there can be no assurance that the Service, any other taxing authority or a court of competent jurisdiction will not disagree with such opinions

This opinion is intended for the exclusive use of the Target Fund and the Acquiring Fund. This opinion may not be circulated or relied upon by any other person or entity or for any other purpose without our prior consent.

Very truly yours,

/s/Kramer Levin Naftalis & Frankel LLP
Kramer Levin Naftalis & Frankel LLP